BIF Tax-Exempt Fund

BIF Multi-State Municipal Series Trust

BIF California Municipal Money Fund
BIF Connecticut Municipal Money Fund
BIF Massachusetts Municipal Money Fund
BIF New Jersey Municipal Money Fund
BIF New York Municipal Money Fund

BIF Ohio Municipal Money Fund

Supplement dated May 20, 2016 to the

Prospectus, Summary Prospectuses and Statement of Additional Information

of the Funds, dated July 29, 2015

On May 19, 2016, the Board of Trustees of BIF Tax-Exempt Fund (the “Trust”) approved a proposal to close the Trust to share purchases. Accordingly, effective at the close of business on July 11, 2016, the Trust will no longer accept purchase orders.

Also on May 19, 2016, the Board of Trustees of BIF Multi-State Municipal Series Trust, on behalf of BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund and BIF Ohio Municipal Money Fund (each, a “Fund” and collectively, the “Funds”), approved a proposal to close each Fund to share purchases. Accordingly, effective at the close of business on July 11, 2016, each Fund will no longer accept purchase orders.

Shareholders may continue to redeem their Fund shares at any time.

Shareholders should retain this Supplement for future reference.

PRSAI-BIF2-0516SUP